Exhibit 10.3 EXECUTION VERSION 1 FIRST AMENDMENT TO FORBEARANCE AGREEMENT This FIRST AMENDMENT TO FORBEARANCE AGREEMENT (this “Amendment”) dated as of September 28, 2016, by and among Basic Energy Services, Inc., a Delaware corporation (the “Issuer”), each of the undersigned entities listed as guarantors (the “Guarantors” and, together with the Issuer, the “Note Parties”), and each of the undersigned beneficial owners and/or investment advisors or managers of discretionary accounts for the holders or beneficial owners of the 2019 Notes (as defined below)(collectively, the “Holders”). WHEREAS, the Issuer is the issuer under that certain Indenture, dated as of February 15, 2011, among the Issuer, the Guarantors and Wilmington Trust, N.A., as successor trustee (the “Trustee”) to Wells Fargo Bank, N.A. (as amended, modified or supplemented prior to the date hereof, the “2019 Indenture” and, the notes issued thereunder, the “2019 Notes”); WHEREAS, the Note Parties and the Holders entered into that certain Forbearance Agreement, dated as of September 14, 2016 (the “Forbearance Agreement”); WHEREAS, the Note Parties and the Holders desire to amend the Forbearance Agreement as set forth in this Amendment; and WHEREAS, terms used but not otherwise defined herein or in the Forbearance Agreement shall have the meanings given to them in the 2019 Indenture. NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: Section 1. Amendment to Forbearance Agreement. The last sentence of Section 1(a) of the Forbearance Agreement is hereby amended and restated as follows: “As used herein, “Forbearance Termination Date” means the earliest to occur of (a) 11:59 p.m. (New York City time) on October 16, 2016, (b) the occurrence of any Event of Default other than the Interest Default and (c) five (5) calendar days following the Issuer’s receipt of bona fide notice from any Holder of any breach by any Note Party of any of the conditions or agreements provided in this Agreement (which breach remains uncured during such period).” Section 2. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. Section 3. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES. Section 4. Effectiveness. The Forbearance Agreement is and shall remain in full force and effect as of the date hereof except as modified by this Amendment. Notwithstanding anything in Section 13 of the Forbearance Agreement to the contrary, this Amendment shall be effective as to each party hereto upon the execution of this Amendment by or on behalf of each Note Party and Holders constituting 75% of the outstanding 2019 Notes as of the date hereof.

Exhibit 10.3 EXECUTION VERSION 2 Section 5. Relationship of Parties; No Third Party Beneficiaries. Nothing in this Amendment shall be construed to alter the existing debtor-creditor relationship between the Note Parties and the Holders. This Amendment is not intended, nor shall it be construed, to create a partnership or joint venture relationship between or among any of the parties hereto. No person other than a party hereto is intended to be a beneficiary hereof and no person other than a party hereto shall be authorized to rely upon or enforce the contents of this Amendment. Section 6. Entire Agreement; Modification of Agreement; Verbal Agreements Not Binding. This Amendment and the Forbearance Agreement constitute the entire understanding of the parties with respect to the subject matter hereof and thereof, and supersedes all other discussions, promises, representations, warranties, agreements and understandings between the parties with respect thereto. This Amendment and the Forbearance Agreement may not be modified, altered or amended except by an agreement in writing signed by a duly authorized representative of all the parties hereto. Section 7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Section 8. Joinder of Additional Holders. During the Forbearance Period (as defined in the Forbearance Agreement and amended herein) other beneficial holders may become Holders by executing a joinder to the Forbearance Agreement, as amended, the form of which shall be mutually agreeable to the Issuer and the Holders. Section 9. Severability. If any provision of this Amendment is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of the Forbearance Agreement, as amended, will remain in full force and effect, and any provision of this Amendment held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable, in each case, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon any such determination of invalidity, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. [Signature Pages Follow]

[Signature Page to the First Amendment to the Forbearance Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above. NOTE PARTIES BASIC ENERGY SERVICES, INC. By: /s/Alan Krenek Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary ACID SERVICES LLC ADMIRAL WELL SERVICE, INC. BASIC ENERGY SERVICES GP, LLC BASIC ESA, INC. BASIC MARINE SERVICES, INC. CHAPARRAL SERVICE, INC. FIRST ENERGY SERVICES COMPANY GLOBE WELL SERVICE, INC. JETSTAR ENERGY SERVICES, INC. JETSTAR HOLDINGS, INC. JS ACQUISITION LLC LEBUS OIL FIELD SERVICE CO. MAVERICK COIL TUBING SERVICES, LLC MAVERICK SOLUTIONS, LLC MAVERICK STIMULATION COMPANY, LLC MAVERICK THRU-TUBING SERVICES, LLC MCM HOLDINGS, LLC MSM LEASING, LLC PERMIAN PLAZA, LLC PLATINUM PRESSURE SERVICES, INC. SCH DISPOSAL, L.L.C. SLEDGE DRILLING CORP. TAYLOR INDUSTRIES, LLC THE MAVERICK COMPANIES, LLC XTERRA FISHING & RENTAL TOOLS CO. By: /s/Alan Krenek Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit 10.3 EXECUTION VERSION 4 BASIC ENERGY SERVICES LP, LLC By: /s/Jerry Tufly Name: Jerry Tufly Title: Sole Manager and President BASIC ENERGY SERVICES, L.P. By: BASIC ENERGY SERVICES GP, LLC its sole general partner By: /s/Alan Krenek Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary